

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): March 15, 2001



                                 PW EAGLE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    MINNESOTA
                 (State or Other Jurisdiction of Incorporation)

            0-18050                                  41-1642846
    (Commission File Number)          (I.R.S. Employer Identification Number)


            222 SOUTH NINTH STREET, SUITE 2880, MINNEAPOLIS, MN 55402
               (Address of Principal Executive Offices) (Zip Code)


                                 (612) 305-0339
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other Events.

          On March 15, 2001, the Company issued a press release announcing adjustments to its fourth quarter and year 2000 financial results as a result of its settlement agreement with The Lamson & Sessions Co. A copy of the press release is attached as Exhibit 99.1 of this Current
          Report on Form 8-K.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits:

                  99.1     Press Release dated March 15, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     PW EAGLE, INC.



Date:  March 15, 2001                                By /s/ William H. Spell
                                                       ------------------------
                                                     William H. Spell,
                                                     Chief Executive Officer



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                                  EXHIBIT INDEX

                                       to

                             March 15, 2001 Form 8-K

                                 PW Eagle, Inc.


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


Exhibit Number             Exhibit Description

   99.1                    Press Release dated March 15, 2001.



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